                                                                   EXHIBIT 10.32

                            AMENDED BRIDGE MORTGAGE
                            -----------------------


    Reference is made to a certain mortgage (the "Mortgage") made the 31st day of October, 1997, recorded with Belknap County Registry of Deeds at Book 1442, Page 273 by and between DM Management Company, a Delaware corporation with a principal office at 25 Recreation Park Drive, Hingham, Massachusetts 02043 (herein called "Mortgagor"), and Citizens Bank of Massachusetts with a principal place of business at 28 State Street, Boston, Massachusetts 02109 (herein called "Mortgagee" which expression shall include its successors and assigns).

                                  WITNESSETH:

    For good and valuable consideration paid by each of the parties to the other, and in further consideration of the mutual covenants and agreements herein contained, it is agreed by and between Mortgagor and Mortgagee that the Mortgage is hereby amended and restated as follows:

  The Mortgagor hereby grants to the "Mortgagee", with mortgage covenants, the real property described on Exhibit A (hereinafter called the "Mortgaged Premises") to secure (a) the full payment of the sum of $8,500,000.00, or such lesser amount which shall have been advanced, together with interest and other charges, all as provided in a certain "Revolving Note" of the Mortgagor to the order of the Mortgagee dated June 5, 1997, which Note was amended and replaced by a certain Replacement Revolving Note dated October 31, 1997 in the face amount of $8,500,000.00 all as provided in a certain Loan Agreement dated June 5, 1997, as amended and restated as of March 5, 1998 (the "Loan Agreement") together with all substitutions or replacements therefor and all renewals or extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (b) the full payment of the sum of $1,650,000.00, as provided in a certain "Real Estate Note" (as defined in the Loan Agreement) of the Mortgagor to the order of the Mortgagee, dated July 30, 1997, executed and delivered by the Mortgagor to the Mortgagee, pursuant to the Loan Agreement in the face amount of $1,650,000.00, with interest and other charges as provided therein, together with all substitutions and replacements therefor and all renewals and extensions thereof and the full performance of all other obligations of the maker of said note as provided therein and a certain "Real Estate Mortgage" (as defined in the Loan Agreement) executed and delivered in connection therewith; (c) the full payment of the sum of $3,600,000.00, with interest and other charges, all as provided in a certain "Term Note" (as defined in the Loan Agreement) of the Mortgagor to the order of the Mortgagee, dated June 5, 1997, executed and delivered by the Mortgagor to the Mortgagee pursuant to the Loan Agreement, in the original face amount of $3,600,000.00, together with all substitutions or replacements therefor and all renewals or extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (d) the full payment of the sum of $4,300,000.00 with interest and other charges, all as provided in a certain "New Bridge Note" (as defined in the Loan Agreement) of the Mortgagor at the order of the Mortgagee dated as of March 5, 1998, executed and delivered by the Mortgagor to the Mortgagee pursuant to the Loan Agreement in the original face amount of Four Million Three Hundred Thousand Dollars ($4,300,000.00) together with all substitutions or replacements therefor and all renewals and extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (e) the full payment of the sum of $17,000,000.00 as provided in a certain "Short Term Revolving Note" (as defined in the Loan Agreement) of the Mortgagor to the order of the Mortgagee dated March 5, 1998 pursuant to the Loan Agreement in the face amount of $17,000,000.00 with interest and other charges as provided therein, and all renewals and extensions thereof and the full performance of all other obligations of the maker of said note and a certain Assignment of Certificate of Deposit dated as of March 5, 1998 executed and delivered in connection therewith; (f) the full payment and performance by the Mortgagor of all indebtedness, obligations and liabilities of the Mortgagor to the Mortgagee under the Loan Agreement, direct or indirect, absolute or contingent, now existing or hereafter arising (including, without limitation, all "Obligations", as defined in the Loan Agreement), which Loan Agreement provides, among other things, for the establishment of a "Revolving Loan" (as defined therein) and for the issuance of Letter of Credit pursuant to L/C Applications as defined therein, therein pursuant to which "Advances" (as defined therein) may be made from time to time, and for repayment of all or a portion of the outstanding balance of such Advances together with interest and other charges all in accordance therewith and for the grant of "Loans" (as defined therein) as provided therein; (g) the full payment and performance of all covenants and agreements herein contained or referred to on the part of the Mortgagor to be kept and performed (collectively hereafter referred to as "Obligations").

    Together with all furnaces, machinery, articles, fixtures and equipment thereon and used in connection with the occupation, maintenance, use or operation thereof including, without limitation, heaters, gas and electric fixtures, screens, screen doors, shades, storm doors and windows, awnings, garbage incinerator, receptacles and disposals, refrigerators and refrigeration equipment, ventilating and air conditioning equipment, built in cases, cabinets, counters and drawers, door bell and alarm systems, portable or sectional buildings, and all other fixtures or equipment of whatever kind or nature at present contained in or on the Mortgaged Premises, or placed therein prior to the full payment and discharge of this mortgage including without limitation together with the proceeds of the foregoing.

    Together with all of Mortgagor's right, title and interest in and to all leases, tenancies and occupancies (the "Leases") whether written or not, which have been entered into, or which may at any time in the future be entered into regarding the Mortgaged Premises, together with all rent, income and profit arising out of the Leases and all security and other deposits held by or held on behalf of Mortgagor.

    TO HAVE AND TO HOLD said granted Mortgaged Premises with all the privileges and appurtenances to the same belonging to the said Mortgagee and its successors and assigns as its own property for its own use and benefit forever. The Mortgagor and Mortgagor's heirs, executors, administrators, successors and assigns do hereby covenant, grant and agree to, and with the said Mortgagee, and its successors and assigns, that until the delivery hereof Mortgagor is the lawful owner of said Mortgaged Premises and is possessed thereof in Mortgagor's own rights and fee simple; and that Mortgagor has full power and authority to grant and convey the same in the manner aforesaid; that the said Mortgaged Premises are free and clear of all and every encumbrance other than those shown on Exhibit "A", and that Mortgagor will, and Mortgagor's heirs, executors, administrators, successors and assigns shall and will warrant and defend the same to the Mortgagee, and its successors and assigns, against the lawful claims and demands of any person or persons whomsoever.

    Provided, nevertheless, that if the said Mortgagor, and Mortgagor's heirs, executors, administrators, successors and assigns shall faithfully perform the following covenants and conditions, this mortgage shall be void, and otherwise to remain in full force.

    The Mortgagor for itself and Mortgagor's heirs, executors, administrators, successors and assigns covenants and agrees as follows:

         All Obligations shall be fully and timely kept and performed.

         Mortgagor will pay all taxes, assessments, and other governmental or municipal charges, fines or impositions arising in connection with the Mortgaged Premises, and in default thereof the Mortgagee may pay the same.

         That Mortgagor will keep the Mortgaged Premises above conveyed in good order and condition and will not permit any waste thereof, reasonable wear and tear excepted.

    Mortgagor will keep the structures, fixtures, and improvements now existing or hereafter erected or situated on the Mortgaged Premises insured against loss by fire and other hazards, casualties and contingencies, as Mortgagee may, from time to time, require, said insurance to be placed with such company(ies) and be for such periods and in such amounts as may be required by the Mortgagee, all such insurance policies to be deposited with, and payable in case of loss to Mortgagee, subject only to the rights of the holders of those mortgages, if any, shown on Exhibit "A" hereto, hereby granting to Mortgagee in the event of default authorization as attorney irrevocable of the Mortgagor to cancel such insurance and to retain the return premium thereof and to transfer such insurance to any person or persons claiming title to the Mortgaged Premises or any part thereof by virtue of foreclosure proceedings or otherwise.

    The Mortgagor covenants to cause, at the request of the Mortgagee, the Mortgagee to be named as an additional insured on any liability insurance policy maintained in respect to the Mortgaged Premises and further covenants to effect such liability insurance at the request of the Mortgagee, such insurance to be on such terms and in such form and for such periods and amounts as the Mortgagee shall, from time to time, approve or require.

    The Mortgagor covenants, upon demand by the Mortgagee, to make equal monthly payments to the Mortgagee sufficient to amortize the amount (estimated by the Mortgagee) of all taxes and assessments laid against the Mortgaged Premises, within a period ending one month prior to the due date of such taxes and assessments. The Mortgagee shall hold such monthly payments to pay such taxes and assessments when due and payable, and in the event of the foreclosure of this mortgage, all such payments shall be credited to the amount of the principal obligations remaining unpaid to the extent that they have not been used for the payment of taxes and assessments as provided herein. So long as Mortgagor shall make monthly payments of such taxes to any mortgagee whose mortgage is prior in right to the mortgage herein granted, the covenant of the Mortgagor with respect to said monthly payments of taxes shall be deemed to have been performed.

    That if the Mortgagor fails to make any payment provided for in the documents, instruments or agreements evidencing the Obligations, including without limitation, this Mortgage Deed (hereinafter, collectively, the "Instruments"), for taxes, insurance premiums, repair of the Mortgaged Premises, or otherwise, then the Mortgagee may pay the same, and all sums so advanced, with interest thereon at the same rate as then prevailing under the Loan Agreement, from the date of such advance, shall be added to the principal of the Obligations, and shall be secured hereby;

    That in the event the said Mortgaged Premises or any part thereof shall be taken or condemned for public or quasi-public purposes or by the proper authority, the Mortgagor shall have no claim against the award for damages or be entitled to any portion of the award until the Obligations have been paid and performed in full, and all rights to damages of the Mortgagor are hereby assigned to the Mortgagee to the extent of any such Obligations that remain unpaid, the Mortgagor, however, having the right to appeal such awards in the Courts of competent jurisdiction;

    That the Mortgagor shall not from this time forward convey or permit the transfer of the Mortgaged Premises or the structures or improvements thereon, or any interest therein, (legal or equitable), without the prior written consent of the Mortgagee;

    That if there shall be any default on any of the terms, conditions, or covenants of the Instruments, all sums due the Mortgagee by the Mortgagor shall at the option of the Mortgagee become immediately due and payable, and the Mortgagee or its assigns shall have the STATUTORY POWER OF SALE.

    The Obligations which this Mortgage Deed secures may also be secured by other security documents and agreements and the Mortgagee shall have the absolute right, in its sole discretion, to determine which rights, security liens, and security interests it shall at any time pursue or take any action in respect of, without in any way modifying or affecting any rights thereunder.

    This mortgage is upon the STATUTORY CONDITIONS, for any breach of which the Mortgagee shall have the STATUTORY POWER OF SALE.

    The Mortgagor represents that to the best of Mortgagor's knowledge and belief neither the Mortgagor nor any person for whose conduct the Mortgagor is responsible ever:

         (i) owned, occupied, or operated a site or vessel on which any hazardous material or oil was or is stored (except if such storage was or is in compliance with all laws, ordinances, and regulations pertaining thereto) transported, or disposed of (the term site, vessel, and hazardous material respectively being used in this Section with the meaning given those terms under New Hampshire R.S.A. l47-B as amended);

         (ii) directly or indirectly transported, or arranged for the transport, of any hazardous material or oil (except if such transportation was or is in compliance with all laws, ordinances and regulations pertaining thereto);

         (iii) caused or was legally responsible for any release, or threat of release, of any hazardous material or oil; or

         (iv) received notification from any federal, state, or other governmental authority of: any potential, known, or threat of release of any hazardous material or oil on or from the Mortgaged Premises or any other site or vessel owned, occupied, or operated either by the Mortgagor or any person for whose conduct the Mortgagor is responsible or whose liability may result in a lien on the Mortgaged Premises; or the incurrence of any expense of loss by such governmental authority, or by any other person, in connection with the assessment, containment, or removal of any release, or threat of release, of any hazardous material or oil from the Mortgaged Premises or any such site or vessel.

    The Mortgagor represents and warrants that to the best of Mortgagor's knowledge and belief no hazardous material or oil was ever, or is now, stored on (except in compliance with all laws, ordinances, and regulations pertaining thereto), transported, or disposed of on the Mortgaged Premises.

The Mortgagor shall:

         (i) not store (except in compliance with all laws, ordinances, and regulations pertaining thereto), or dispose of any hazardous material or oil on the Mortgaged Premises, or on any other site or vessel owned, occupied, or operated either by the Mortgagor, or by any person for whose conduct Mortgagor is responsible;

         (ii) neither directly or indirectly transport or arrange for the transport of any hazardous material or oil (except in compliance with all laws, ordinances, and regulations pertaining thereto);

         (iii) take all such action, including, without limitation, the conducting of engineering tests (at the sole expense of the Mortgagor) (x) to confirm that no hazardous material or oil is or ever was stored on the Mortgaged Premises (y) to assess, contain, and remove any such hazardous material or oil on the Mortgaged Premises, and (z) to qualify for any insurance program or safe harbor which may be available under said R.S.A. l47-B, as amended; and

         (iv) provide the Mortgagee with written notice: (x) upon the Mortgagor's obtaining knowledge of any potential or known release, or threat of release, of any hazardous material or oil at or from the Mortgaged Premises, or any other site or vessel owned, occupied or operated by the Mortgagor or by any person for whose conduct the Mortgagor is responsible or whose liability may result in a lien on the Premises; (y) upon the Mortgagor's receipt of any notice to such effect from any federal, state, or other governmental authority; and (z) upon the Mortgagor's obtaining knowledge of any incurrence of any expense or loss by such governmental authority in connection with the assessment, containment, or removal of any hazardous material or oil for which expense or loss the Mortgagor may be liable or for which expense a lien may be imposed on the Mortgaged Premises.

    The Mortgagor shall indemnify, defend, and hold the Mortgagee harmless of and from any claim brought or threatened against the Mortgagee by any person, entity, or governmental agency or authority on account of the failure by the Mortgagor to comply with the terms and provisions hereof (each of which may be defended, compromised, settled, or pursued by the Mortgagee with counsel of the Mortgagor's selection, but at the expense of Mortgagor). The within indemnification shall survive payment of the Obligations and/or termination, release, or discharge executed by the Mortgagee in favor of the Mortgagor.

    The obligations of Mortgagor hereunder, if more than one, shall be joint and several.

    If any provision of this Mortgage or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Mortgage (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

    The use of the singular herein shall include the plural, and the use of the plural shall include the singular, and the use of the masculine gender shall include the feminine and the use of the feminine shall include the masculine.

    This agreement shall be governed and construed according to the laws of the State of New Hampshire.

    This agreement shall bind Mortgagor and Mortgagor's heirs, executors, administrators, successors and assigns and shall inure to the benefit of the Mortgagee and its successors and assigns.

    IN WITNESS WHEREOF, Mortgagor has caused this instrument to be executed on this 5th day of March, 1998.

Witness                 DM MANAGEMENT COMPANY

/s/ Arlene L. Bender              /s/ Peter J. Tulp
-----------------------  By:------------------------------------
                            Peter J. Tulp, Corporate Controller


                         COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK                       March 5, 1998

    On this 5th day of March, 1998, before me, personally appeared the undersigned officer, Peter J. Tulp, known to me (or satisfactorily proven) to be the person whose name is subscribed to the foregoing written instrument as the Corporate Controller of DM Management Company in its name and on its behalf and acknowledged that they executed the same for the purposes therein contained.

    IN WITNESS WHEREFORE I have hereunto set my hand and official seal.

                              /s/ Donna M. Barone
                             ---------------------------------
                             Notary Public
                             My Commission Expires:  8-6-2002
                                                   -----------

                     Exhibit A to Amended Bridge Mortgage

     A certain tract or parcel of land, together with any buildings or other improvements thereon, situated in Tilton, Belknap County, New Hampshire as shown on a plan entitled "Plan of Land Prepared for Pike Industries, Inc. (Tilcon
Site)" dated August 21, 1997 by Yerkes Surveying Consultants, PO box 38, Laconia, NH 03247 and recorded at the Belknap County Registry of Deeds in Drawer L 28, Plan #37 and #38.

     Beginning at a point at the intersection of northwesterly side of Route 3 & 11 and the Gulf Brook; thence by said sideline of the Route 3 & 11 highway
     (1) S 51 degrees 11 feet 06 inches W a distance of 244.86 feet to a concrete bound found; thence by said highway
     (2) S 55 degrees 52 feet 42 inches W 180.37 feet to a point; thence by land of the State of New Hampshire
     (3) N 78 degrees 08 feet 07 feet W 228.79 feet to a point; thence continuing by land of the State of New Hampshire
     (4) S 07 degrees 56 feet 22 inches E 196.00 feet to a concrete bound found at the sideline of Route 3 & 11; thence by said highway
     (5) S 51 degrees 13 feet 38 inches W 262.35 feet to a concrete bound found at the intersection of Route 3 & 11 and the north bound ramp of I-93; thence by said I-93 the following (20) courses and distances
     (6) N 38 degrees 50 feet 34 inches W 273.45 feet to a concrete bound found; thence
     (7) N 77 degrees 28 feet 45 inches W 482.60 feet to a concrete bound found; thence
     (8) N 63 degrees 20 feet 19 inches W 226.27 feet to a concrete bound found; thence
     (9) N 28 degrees 04 feet 52 inches W 499.41 feet to a concrete bound found; thence
     (10) N 27 degrees 20 feet 49 inches W 500.33 feet to a concrete bound found; thence
     (11) N 16 degrees 46 feet 49 inches W 508.92 feet to a concrete bound found; thence
     (12) N 14 degrees 31 feet 44 inches E 885.88 feet to a concrete bound found; thence
     (13) N 58 degrees 29 feet 32 inches E 430.73 feet to a rebar set; thence

     (14) N 05 degrees 11 feet 37 inches W 335.93 feet to a rebar set; thence
     (15) S 76 degrees 46 feet 28 inches W 55.90 feet to a concrete bound found; thence
     (16) N 85 degrees 46 feet 19 inches W 281.25 feet to a concrete bound found; thence
     (17) N 65 degrees 47 feet 59 inches W 1388.71 feet to a concrete bound found; thence
     (18) N 41 degrees 44 feet 06 inches W 514.22 feet to a concrete bound found; thence
     (19) N 28 degrees 08 feet 08 inches W 511.98 feet to a concrete bound found; thence
     (20) N 27 degrees 48 feet 17 inches W 198.24 feet to a point 1.12 feet from a concrete bound found; thence
     (21) Northwesterly by a curve to the right having a radius of 5629.58 feet and an arc distance of 492.49 feet to a concrete bound found; thence
     (22) N 21 degrees 27 feet 14 inches W 198.24 feet to a concrete bound found; thence
     (23) N 21 degrees 07 feet 23 inches W 1036.86 feet to a concrete bound found; thence continuing on the same course;
     (24) N 21 degrees 07 feet 23 inches W 999.62 feet to a concrete bound found; thence continuing on the same course
     (25) N 21 degrees 07 feet 23 inches W 47.26 feet to a rebar set at land of the heirs of Ralph S. Moulton and the sideline of I-93; thence by said Moulton land
     (26) N 68 degrees 48 feet 03 inches E 1012.45 feet to a rebar set; thence continuing on the same course by said Moulton land
     (27) N 68 degrees 48 feet 03 inches E 344.08 feet to a rebar set; thence by said Moulton land
     (28) N 22 degrees 36 feet 57 inches W for a distance of 40.32 feet to the thread of Gulf Brook at land of Cropsey; thence by land of said Cropsey and Abbott
     (29) Following the thread of Gulf Brook in a southeasterly direction to a granite bound found at land of Oliver and Rhudick with a direct tie course and distance of S 45 degrees 34 feet 17 inches E 1,475.44 feet; thence by said Oliver and Rhudick land
     (30) S 69 degrees 00 feet 44 inches W 807.78 feet to a rebar set; thence by said Oliver and Rhudick land
     (31) S 25 degrees 06 feet 16 inches E 831.31 feet to a rebar set; thence by said Oliver and Rhudick land
     (32) N 72 degrees 21 feet 04 inches E 864.90 feet to a rebar set; thence by said Oliver and Rhudick land crossing the Gulf Brook
     (33) N 64 degrees 49 feet 24 inches E 293.44 feet to a drill hole set at the end of a stone wall; thence along the wall by land of Oliver and Rhudick
     (34) N 68 degrees 13 feet 03 inches E 165.80 feet to a point at the end of a break in the wall; thence by Oliver and Rhudick land
     (35) N 69 degrees 38 feet 02 inches E 305.25 feet to a wall intersection at land of Oliver-Rhudick and land of Brown, thence along the wall by said Brown land
     (36) N 69 degrees 39 feet 44 inches E 189.44 feet to a point; thence along the wall by said Brown land
     (37) N 68 degrees 30 feet 48 inches E 334.01 feet to a rebar set at the end of the stone wall on the westerly sideline of Route 132 known as Sanborn, Road; thence along the sideline of Sanborn Road

     (38) S 19 degrees 32 feet 24 inches E 263.10 feet to a rebar set at land of Morrison & Chabot; thence by said Morrison & Chabot land
     (39) S 69 degrees 09 feet 11 inches W 525.00 feet to a drill hole set by a stone wall; thence by said Morrison & Chabot land
     (40) S 19 degrees 28 feet 35 inches E 247.81 feet to a drill hole set in a stone wall at land of Crowley; thence the stone wall by land of Crowley and crossing the Gulf Brook; thence
     (41) S 69 degrees 22 feet 24 inches W 742.23 feet to a rebar set; thence by said Crowley land; thence
     (42) Southerly along the Gulf Brook 20 feet westerly of the west bank to an iron pipe found with a direct tie course and distance of S 11 degrees 51 feet 27 inches E 1368.93 feet; thence by said Crowley land crossing the Gulf Brook; thence
     (43) N 69 degrees 10 feet 36 inches E 193.36 feet to a drill hole set at the end of a stone wall by said Crowley land; thence
     (44) N 69 degrees 11 feet 58 inches E 941.58 feet to a iron pipe found at land of Doubleday; thence by said Doubleday land
     (45) S 18 degrees 36 feet 24 inches E 170.08 feet to an iron pipe found; thence by said Doubleday land
     (46) S 03 degrees 44 feet 59 inches E 397.86 feet to an iron pipe found; thence
     (47) S 03 degrees 44 feet 59 feet E 1.80 feet to a point in a stone wall at land of Vary;
     (48) S 69 degrees 18 feet 15 inches W 143.85 feet to a point; thence along the wall by said Vary land
     (49) S 65 degrees 09 feet 43 feet W 36.02 feet to a drill hole set at a wall intersection; thence along the wall by said Vary land the following 6 courses and distances
     (50) S 20 degrees 24 feet 55 inches E 77.02 feet to a point; thence
     (51) S 29 degrees 40 feet 17 inches E 86.45 feet to a point; thence
     (52) S 35 degrees 00 feet 12 inches E 45.21 feet to a point; thence
     (53) S 57 degrees 59 feet 06 inches E 123.40 feet to a point; thence
     (54) N 70 degrees 22 feet 25 inches E 55.25 feet to a corner of stone walls; thence
     (55) S 25 degrees 23 feet 01 inches E 279.89 feet to a rebar set at a wall intersection at land of the State of New Hampshire; thence by said State of New Hampshire land
     (56) S 66 degrees 06 feet 34 inches W 50.17 feet to a drill hole set; thence by said State of New Hampshire land
     (57) S 21 degrees 06 feet 31 inches E 95.43 feet to a point; thence
     (58) S 18 degrees 16 feet 00 inches E 175.19 feet to a rebar set; thence by said State of New Hampshire land
     (59) N 69 degrees 11 feet 55 inches E 499.88 feet to a rebar set on the westerly sideline of Route 132 known as Sanborn Road; thence by said road
     (60) S 19 degrees 20 feet 44 inches E 45.87 feet to a point of curvature; thence by said road
     (61) Southerly by a curve to the right having a radius of 930 feet a distance of 276.00 feet to a point to tangency; thence by said road
     (62) S 02 degrees 20 feet 29 inches E 177.76 feet to a point of curvature; thence by said road
     (63) Southerly by a curve to the right having a radius of 1500.00 feet a distance of 71.75 feet to a rebar set at land of

          Fabian on the westerly sideline of said road; thence by said Fabian land; thence
     (64) S 70 degrees 50 feet 31 inches W 200.00 feet to a rebar set; thence by said Fabian land and land of Jesseman
     (65) S 02 degrees 48 feet 59 inches W 275.12 feet to a rebar set at land of Delong; thence by said Delong land
     (66) S 70 degrees 50 feet 31 inches W 311.20 feet to a rebar found; thence by said Delong land
     (67) S 23 degrees 10 feet 01 inches E 453.28 feet to a rebar found; thence by said Delong land
     (68) N 73 degrees 17 feet 39 inches E 28.16 feet to an iron rod found; thence by said Delong land
     (69) N 73 degrees 17 feet 39 inches E 51.86 feet to a rebar found at land of Oliver; thence by said Oliver lend
     (70) S 00 degrees 20 feet 21 feet W 218.44 feet to a rebar found; thence by said Oliver land
     (71) S 00 degrees 20 feet 45 inches W 218.46 feet to an iron pipe found; thence by said Oliver land
     (72) N 80 degrees 49 feet 42 inches E 210.09 feet to a rebar found on the westerly sideline of Route 132 known as Sanborn Road; thence by the westerly sideline of said road
     (73) S 02 degrees 16 feet 48 inches E 917.96 feet to a rebar set at land of Oliver; thence by said Oliver land
     (74) S 89 degrees 24 feet 30 inches W 102.50 feet to an iron pipe found; thence by said Oliver land
     (75) S 11 degrees 42 feet 06 inches W 186.40 feet to an iron pipe found; thence by said Oliver land
     (76) N 66 degrees 17 feet 39 inches E a distance of 6.04 feet to an iron pipe found by Gulf Brook; thence continuing by land of said Oliver crossing Gulf Brook
     (77) S 03 degrees 19 feet 30 inches E 37.22 feet to a point; thence by Gulf Brook
     (78) N 76 degrees 33 feet 34 inches W a distance of 41.53 feet to the point of beginning. Said premises contain 353.342 acres, more or less.

     Meaning and intending to convey the same premises as recited in the following deeds:

     1) Deed from Burt W. Smith dated May 10, 1951 and recorded in Book 328, Page 481 of the Belknap County Registry of Deeds.

     2) Deed from Myrtle Sanborn dated October 29, 1955 and recorded in Book 368, Page 218 of said Registry of Deeds.

     3) Deed from Arthur Whitcomb, Inc. dated May 10, 1951 and recorded in Book 329, Page 179 of said Registry of Deeds.

     4) Deed from William M. and Sally P. Lawrence dated January 30, 1957 and recorded in Book 378, Page 352 of said Registry of Deeds.

     5) Deed from Abbie E. Brake dated March 23, 1957 recorded in Book 378, Page 358 of the Belknap County Registry of Deeds.

     6) Deed from Fred L. Morrill dated June 3, 1957 recorded in Book 380, Page 141 of the Belknap County Registry of Deeds.

     7) Deed from Town of Tilton, NH dated March 26, 1958 recorded in Book 386, Page 513 of the Belknap County Registry of Deeds.

     8) Deed from Grace R. Morse dated February 20, 1958 recorded in Book 386, Page 155 of the Belknap County Registry of Deeds.

     9) Deed from Frank W. and Bessie M. Abbott dated October 15, 1957 recorded in Book 385, Page 045 of the Belknap County Registry of Deeds.

     10) Deed from Myrtle B. Sanborn dated October 15, 1957 recorded in Book 385, Page 046 of the Belknap County Registry of Deeds.

     11) Deed from Mary E. Foss dated October 7, 1958 recorded in Book 392, Page 052 of the Belknap County Registry of Deeds.

     12) Deed from Mertie B. Abbott dated December 29, 1958 recorded in Book 393, Page 308 of the Belknap County Registry of Deeds.

     13) Deed from Louis H. Sweatt dated April 19, 1961 recorded in Book 413, Page 371 of the Belknap County Registry of Deeds.

     14) Deed from Arthur J. Wyatt dated November 28, 1962 recorded in Book 430, page 547 of the Belknap County Registry of Deeds.

     15) Deed from Spencer A. and Marjorie N. Reed dated May 19, 1964 recorded in Book 444, Page 021 of the Belknap County Registry of Deeds.

     16) Deed from Fred O. and Christine M. Fuller dated August 17, 1963 recorded in Book 444, Page 022 of the Belknap County Registry of Deeds.

     17) Deed from Manchester Sand, Gravel & Cement Co., Inc. dated January 5, 1967 recorded in Book 477, page 279 of the Belknap County Registry of Deeds.

     18) Deed from Thomas E. Cheney, Executor dated November 12, 1964 recorded in Book 448, Page 039 of the Belknap County Registry of Deeds.

     19) Ronald W. and Verna F. Crowley dated May 15, 1967 recorded in Book 482, Page 441 of the Belknap County Registry of Deeds.

     20) Leslie J. and Doris J. Rose dated December 29, 1980 recorded in Book 800, Page 216 of the Belknap County Registry of Deeds.

     21) Leslie J. and Doris Rose dated January 13, 1981 recorded in Book 800, page 879 of the Belknap County Registry of Deeds.

     For reference:
     -------------

     1) Tilton Sand & Gravel Inc. merged with Arthur Whitcomb, Inc. by State of New Hampshire Certificate of Merger dated January 4, 1988.

     2) Arthur Whitcomb, Inc. filed Articles of Amendment with the Department of State, State of New Hampshire changing its name to Tilcon Arthur Whitcomb, Inc. on July 5, 1995.

     3) Tilcon Arthur Whitcomb Inc., A New Hampshire corporation and Tilcon Maine Inc., a Delaware corporation merged with Pike Industries, Inc. by Delaware Certificate of Merger dated December 26, 1996.

     4) Tilcon Arthur Whitcomb Inc., a New Hampshire corporation merged into Pike Industries, Inc. a Delaware corporation by State of New Hampshire Certificate of Merger dated December 31, 1996.

     For further reference see Tilton Tax Map R-3, Parcels 15 and 16; Tilton Tax Map R-4, Parcel 4; Parcels 4, 6, 7, 8, 9, 10, 11, 12 on Tilton Tax Map R-12; Parcels 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 14 on Tilton Tax Map R-19; and Parcels 2 and 3 on Tilton Tax Map R-23.

     Said premises are subject to possible rights of access as recited in deed recorded at the Belknap County Registry of Deeds, Book 123, Page 114 to Sanborn Road (Route 132) over land now or formerly of Abbott and land now or formerly of Cropsey from the former Rose Parcel (Book 800, Page 216).

     Said premises are further subject to Reimbursement Agreement with Tilton Sewer Commission recorded at Belknap County Registry of Deeds, Book 1334, Page 621.

     Said premises are further subject to utility rights and easements recorded at said Registry of Deeds, Book 335, Page 124, Book 230, Page 389, Book 336, Page 274 and Book 1219, page 762.

     See also Commissioners return of highway layout of Interstate Route 93 recorded at said Registry of Deeds, Book 431, Page 7; and Commissioners return of highway layout of Route 3/11 recorded at said Registry of Deeds, Book 404, Page 525.

     This is not homestead property of the grantor.

     For Mortgagor's title see deed recorded in Book 1436, Page 705.